UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934
Date of report (date of earliest event reported): May 19, 2022

TrustCo Bank Corp NY
(Exact Name of Registrant as specified in its charter)

New York	0-10592	14-1630287
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TrustCo Bank Corp NY

Item 5.07.	Submission of Matters to a Vote of Security Holders

TrustCo Bank Corp NY (“TrustCo” or the “Company”) held its 2022 Annual Meeting of Shareholders on May 19, 2022 (the “Annual Meeting”). At the Annual Meeting, of the 19,201,875 shares outstanding and entitled to vote, 16,125,375 shares were represented, constituting a quorum. All of the nominees for election as directors to serve one-year terms expiring at the Company’s 2023 Annual Meeting of Shareholders were elected by shareholders; the Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers (“Say on Pay”) was approved by shareholders; and the appointment of Crowe LLP as TrustCo’s independent auditors for 2022 was ratified by shareholders. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Percentage of Votes Cast For
Dennis A. DeGennaro	13,001,521	1,253,595	36,771	91.20%
Brian C. Flynn	13,753,800	502,935	35,152	96.47%
Lisa M. Lucarelli	12,910,903	1,344,467	36,517	90.56%
Thomas O. Maggs	12,781,583	1,304,516	205,788	90.73%
Anthony J. Marinello	12,834,172	1,250,786	206,929	91.11%
Robert J. McCormick	13,881,790	371,325	38,772	97.39%
Curtis N. Powell	14,089,308	162,309	40,270	98.86%
Kimberly A. Russell	13,786,347	468,159	37,381	96.71%
Frank B. Silverman	12,728,080	1,526,997	36,810	89.28%

	For	Against	Abstain	Percentage of Votes Cast For
Approval of Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers	10,786,963	3,429,970	74,954	75.87%

	For	Against	Abstain	Percentage of Votes Cast For
Ratification of the appointment of Crowe LLP as TrustCo’s independent auditors for 2022	15,956,527	130,720	38,128	99.18%

Item 8.01.	Other Events

Attached as Exhibit 99(a) and incorporated by reference herein are the materials presented at the Annual Meeting of Shareholders held on May 19, 2022.

Item 9.01.	Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.	Description of Exhibit

99(a)	Presentation given at the Annual Meeting of Shareholder held on May 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2022

TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and Chief Financial Officer